Exhibit 10.44
EXECUTION COPY

FOURTH AMENDMENT TO TERM LOAN AGREEMENT

This Fourth Amendment to Term Loan Agreement (this “Amendment”) is made as of October 28, 2015, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), MIZUHO BANK, LTD. (successor to The Royal Bank of Scotland plc), as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Term Loan Agreement, dated as of October 29, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.AMENDMENTS.

(a)The definition of “Eurodollar Rate” in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the phrase “British Bankers Association LIBOR Rate” and substituting therefor the phrase “ICE Benchmark Administration Settlement Rate”, (ii) deleting from the parenthetical the phrase “British Bankers Association” and substituting therefor the phrase “ICE Benchmark Administration” and (iii) adding to the end thereof a new proviso to read as follows:

; provided that if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
(b)The definition of “Federal Funds Rate” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Federal Funds Rate” shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the rate published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York for overnight Federal funds transactions with members of the Federal Reserve System, or, if such rate is not so published for any day that is a Business Day, the quotation for such day on such transactions received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(c)    The definition of “Term Loan Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Maturity Date” shall mean January 29, 2021, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).
(d)    The table in Section 2.3(f)(i) is hereby amended and restated in its entirety as follows:

	Applicable Debt Rating	LIBOR Advance Applicable Margin	Base Rate Advance Applicable Margin
A.	> A- or A3	1.000%	0.000%
B.	BBB+ or Baa1	1.125%	0.125%
C.	BBB or Baa2	1.250%	0.250%
D.	BBB- or Baa3	1.375%	0.375%
E.	BB+ or Ba1	1.625%	0.625%
F.	< BB or Ba2	2.000%	1.000%

(e)    Section 8.1(h) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(h) a judgment not covered by insurance or indemnification, where the indemnifying party has agreed to indemnify and is financially able to do so, shall be entered by any court against the Borrower or any Material Subsidiary Group for the payment of money which exceeds singly, or in the aggregate with other such judgments, $300,000,000.00, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any Material Subsidiary Group which, together with all other such property of the Borrower or any Material Subsidiary Group subject to other such process, exceeds in value $300,000,000.00 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process, shall not have been paid or discharged or removed to bond;

(f) Section 8.1(j) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(j) there shall occur (i) any acceleration of the maturity of any Indebtedness of the Borrower or any Material Subsidiary in an aggregate principal amount exceeding $300,000,000.00, or, as a result of a failure to comply with the terms thereof, such Indebtedness shall otherwise have become due and payable prior to its scheduled maturity; or (ii) any failure to make any payment when due (after any applicable grace period) with respect to any Indebtedness of the Borrower or any Material Subsidiary (other than the Obligations) in an aggregate principal amount exceeding $300,000,000.00;

3.     WAIVER; ASSIGNMENT. The requirements of Sections 11.4 and 11.11(c) of the Loan Agreement are hereby waived to the extent that such Sections require prior notice or execution and delivery of an assignment agreement to effect an assignment by any Lender that does not agree to extend its Loans as set forth in this Amendment. Accordingly, after giving effect to this Amendment, only those Lenders listed on Schedule A to this Amendment shall have any Loans or be considered Lenders under the Loan Agreement, in such amounts as set forth on Schedule A. The execution of this Amendment is evidence of the consent of the Borrower and the Administrative Agent to assignment of the Assignor’s Loans to the Assignees, as required pursuant to Section 11.4(b)(iii) of the Loan Agreement.

For an agreed consideration, each Lender whose Loans are reduced or terminated by giving effect to this Amendment (each, an “Assignor”) hereby irrevocably sells and assigns to each Lender whose Loans are increased (or created) by giving effect to this Amendment (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with this Amendment and the Loan Agreement, as of the Amendment Effective Date (as defined below), the Assigned Interests (as defined below). Such sales and assignments and purchases and assumptions shall be made, on the terms set forth in Exhibit F to the Loan Agreement and shall comply with Section 11.4(b) of the Loan Agreement, notwithstanding any failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 11.4(b)(i) of the Loan Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 11.4(b)(iv) of the Loan Agreement or (z) any requirement to execute and deliver an Assignment and Assumption in respect thereof. Without limiting the generality of the foregoing, each Assignee hereby makes the representations, warranties and agreements required to be made under Section 1 of Annex A to Exhibit F to the Loan Agreement by an Assignee, with respect to the Assigned Interests being assigned or assumed by such Assignee hereunder. Each sale and assignment hereunder is without recourse to any Assignor and, except as expressly provided in Section 1 of Annex A to Exhibit F to the Loan Agreement, without representation or warranty by any Assignor.
“Assigned Interest” means (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Loans of the respective Assignors to the extent being assigned under this Agreement and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

On the Amendment Effective Date, subject to the terms and conditions set forth herein, (x) each Assignee purchasing and assuming Assigned Interests pursuant to paragraph (i) above shall pay the purchase price for such Assigned Interests (equal to the principal amount of the assigned Loans subject to such Assigned Interest) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time), (y) the Borrower shall pay all accrued and unpaid interest and fees and other amounts accrued to but excluding the Amendment Effective Date for the account of each Assignor in respect of such Assignor’s Assigned Interests (including such amount, if any, as would be payable pursuant to Section 2.9 of the Loan Agreement if the outstanding Loans of such Assignor were prepaid in their entirety on the date of consummation of the assignment of the Assigned Interests) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (z) the Administrative Agent shall pay to each of the Assignors, out of the amounts received by the Administrative Agent pursuant to clauses (x) and (y) above, the purchase price for the Assigned Interests assigned by such Assignor, pursuant hereto and all unpaid interest and fees and other amounts accrued for the account of each Assignor to but excluding the Amendment Effective Date by wire transfer of immediately available funds to the account designated by such Assignor to the Administrative Agent not later than 5:00 p.m. (New York City time) on the Amendment Effective Date.
4.    BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

5.    EFFECTIVENESS. This Amendment shall become effective upon (a) the Administrative Agent receiving (i) this Amendment duly executed by the Borrower and all of the Lenders and (ii) a certificate of the Borrower dated as of the date hereof, including a true, complete and correct copy of the resolutions of the Borrower authorizing it to execute, deliver and perform this Amendment and (b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

6.    NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

7.    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

8.    GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

9.    MISCELLANEOUS.

(a) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION
	By:	/s/ Leah Stearns
	Name:	Leah Stearns
	Title:	Senior Vice President, Treasurer and Investor Relations

LENDERS	MIZUHO BANK, LTD., as Administrative Agent and a Lender
	By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Senior Vice President

MIZUHO BANK (USA), as Administrative Agent and a Lender
	By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Senior Vice President

TORONTO DOMINION (TEXAS) LLC, as a Lender
	By:	/s/ Alice Mare
	Name:	Alice Mare
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Lender
	By:	/s/ Alexander Oliver
	Name:	Alexander Oliver
	Title:	Authorized Signatory

Barclays Bank PLC, as a Lender
	By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender
	By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

Morgan Stanley Bank, N.A., as a Lender
	By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Citibank, N.A., as a Lender
By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Donatus O. Anusionwu
Name:	Donatus O. Anusionwu
Title:	Vice President

CoBank ACB, as a Lender
By:	/s/ Gary Franke
Name:	Gary Franke
Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender
By:	/s/ Veronica Incera
Name:	Veronica Incera
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

BNP Paribas, as a Lender
By:	/s/ Andrew Strait
Name:	Andrew Strait
Title:	Managing Director

By:	/s/ Raquel Latuff
Name:	Raquel Latuff
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:	/s/ Tanya Crossley
Name:	Tanya Crossley
Title:	Managing Director

By:	/s/ Jill Wong
Name:	Jill Wong
Title:	Director

The Bank of Nova Scotia, as a Lender
By:	/s/ Rafael Tobon
Name:	Rafael Tobon
Title:	Director

Sumitomo Mitsui Banking Corp., as a Lender
By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Goldman Sachs Bank USA, as a Lender
By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Fifth Third Bank, as a Lender
By:	/s/ Colin Murphy
Name:	Colin Murphy
Title:	Director

First Hawaiian Bank, as a Lender
By:	/s/ Todd T. Nitta
Name:	Todd T. Nitta
Title:	Senior Vice President

HSBC Bank USA, N.A., as a Lender
By:	/s/ Manuel Burgueno
Name:	Manuel Burgueno
Title:	Senior Vice President

The Bank of East Asia, Limited, New York Branch, as a Lender
By:	/s/ James Hua
Name:	James Hua
Title:	Senior Vice President

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	Senior Vice President

City National Bank, as a Lender
By:	/s/ Diane Morgan
Name:	Diane Morgan
Title:	Vice President

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Yvette Hawkins
Name:	Yvette Hawkins
Title:	Senior Vice President

Banco de Sabadell, S.A., Miami Branch, as a Lender
By:	/s/ Maurici Lladó
Name:	Maurici Lladó
Title:	Executive Director, Corporate & Investment Banking Americas

Bank Hapoalim B.M., as a Lender
By:	/s/ Helen H. Gateson
Name:	Helen H. Gateson
Title:	Vice President

By:	/s/ Charles McLaughlin
Name:	Charles McLaughlin
Title:	Senior Vice President

AZB Funding 3, as a Lender
By:	/s/ Hiroshi Matsumoto
Name:	Hiroshi Matsumoto
Title:	Deputy General Manager

FUYO GENERAL LEASE (USA) INC., as a Lender
By:	/s/ Yoshihisa Amari
Name:	Yoshihisa Amari
Title:	President & COO

SANTANDER BANK N.A., as a Lender
By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Marie F. Harrison
Name:	Marie F. Harrison
Title:	Vice President

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as an Assignor
By:	/s/ Jane S.C. Yang
Name:	Jane S.C. Yang
Title:	V.P. & General Manager

Compass Bank, as an Assignor
By:	/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Vice President

Lord Abbett Bond Debenture Fund, Inc., as an Assignor
By:	Lord Abbett & Co LLC, As Investment Manager

By:	Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Incom

Mega International Commercial Bank Co., Ltd. New York Branch, as an Assignor
By:	/s/ Ming - Che Yang
Name:	Ming - Che Yang
Title:	AVP & AGM

SunTrust, as an Assignor
By:	/s/ Jason Crowley
Name:	Jason Crowley
Title:	VP